MML SERIES INVESTMENT FUND II
MML Short-Duration Bond Fund
Supplement dated October 30, 2020 to the
Prospectus dated May 1, 2020 and the
Summary Prospectus dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective November 1, 2020, the following information replaces similar information found under the heading Average Annual Total Returns in the section titled Investments, Risks, and Performance (on page 55 of the Prospectus):
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (05/03/10)
Class II	MML Short-Duration Bond Fund	4.45%	2.44%	2.49%
Service Class I	MML Short-Duration Bond Fund	4.17%	2.19%	2.24%
Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index (reflects no deduction for fees, expenses, or taxes)(1)		4.04%	1.69%	1.56%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index (reflects no deduction for fees, expenses, or taxes)		3.59%	1.40%	1.19%

 (1)
Going forward, the Fund’s performance benchmark index will be the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index rather than the Bloomberg Barclays U.S. 1-3 Year Government Bond Index because the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index more closely represents the Fund’s investment strategy.

Effective November 1, 2020, the following information supplements the information found on page 120 in the section titled Index Descriptions:
The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclays flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-20-05
SDB-20-01